UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Robinson Tax Advantaged Income Fund

(Class A: ROBAX)

(Class C: ROBCX)

(Institutional Class: ROBNX)

Robinson Opportunistic Income Fund

(Class A: RBNAX)

(Class C: RBNCX)

(Institutional Class: RBNNX)

ANNUAL REPORT

DECEMBER 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds by contacting the Funds at (800) 207-7108 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at (800) 207-7108 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Robinson Funds

Each a series of Investment Managers Series Trust

Table of Contents
Robinson Tax Advantaged Income Fund
Shareholder Letter	1
Fund Performance	4
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Robinson Opportunistic Income Fund
Shareholder Letter	16
Fund Performance	20
Schedule of Investments	22
Statement of Assets and Liabilities	25
Statement of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	28
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	43
Supplemental Information	45
Expense Examples	48

This report and the financial statements contained herein are provided for the general information of the shareholders of the Robinson Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

January 28, 2019

Dear Shareholders:

We are pleased to present the Robinson Tax-Advantaged Income Fund’s (“the Fund”) Annual Report covering the year ended December 31, 2018.

Investment Performance. Short to Intermediate (1-10 years to maturity) municipal bonds, as measured by the Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index (the “benchmark”), were up 1.69% for all of 2018 as the yield-to worst on the index increased from 1.95% to 2.18% during the year (bond prices move in the opposite direction of their yields—rising bond yields means falling bond prices—in this instance the fall in prices was more than offset by the income generated). The Fund’s Institutional Share Class returned a negative 6.19% for the year, which was comprised of a decline of 95 cents per share in net asset value and 37 cents per share in distributions to shareholders.

It was a challenging year for tax-exempt closed-end fund (CEF) investors. The first 7 weeks of the year saw a rapid rise of 0.50% in long-term Treasury yields which led to mass retail selling of tax-exempt CEFs. The indiscriminate selling caused discounts on tax-exempt CEFs to widen out 4%. As the rise in Treasury yields subsided, so too did the selling of CEFs. While discounts didn’t get any wider over the next six months, they never fully recovered either. A second wave of retail selling occurred later in the year as the asset class was the first to be hit with tax-loss harvesting sales. That round of selling lasted much of the fourth quarter and resulted in tax-exempt CEF discounts closing the year at the widest month-end level we have ever measured.

Needless to say, there weren’t a whole lot of positives impacting our performance last year. The two major negatives to both our absolute and relative performance were: the negative 6.4% drag on performance caused by tax-exempt CEF discount widening, and the underperformance of long-dated municipal bonds (the primary holdings of the CEFs the Fund holds) versus long Treasuries (our short position used to hedge the overall interest rate risk). Specifically, municipal bonds with maturities greater than 10 years, as measured by the ICE BofA Merrill Lynch 10+ Year Municipal Bond Index, saw their effective yields increase 0.36% last year, whereas comparable maturity Treasury bond yields only increased 0.30%. Given that Treasuries are taxable securities and municipal bonds are tax-exempt, one would have expected a 0.30% increase in Treasury yields to equate to a 0.20%, or less, increase in municipal bond yields. We estimate the underperformance of municipal bonds relative to Treasury bonds cost the Fund’s hedging strategy approximately 1.25%. The Fund’s benchmark does not utilize a hedging strategy, and therefore was not impacted by the underperformance of municipal bonds versus Treasury bonds. Offsetting some of these negatives was the Fund’s process for analyzing, ranking and ultimately monetizing CEF discounts (security selection) which added approximately 1.13% for the year.

Portfolio Composition. In accordance with the Fund’s investment strategy, the Fund as of December 31, 2018, was invested primarily in municipal bond CEFs with a small portion posted as margin for the shorting strategy to hedge the overall portfolio’s interest rate risk. As of year-end, the Fund’s Institutional Share had a distribution yield of 5.67% (SEC 30-Day Yield of 4.28%; Unsubsidized SEC 30-Day Yield of 4.23%). The municipal bond CEFs held in the Fund had a weighted average levered taxable equivalent duration of 7.6 years — in other words, a 1% rise in interest rates would cause the net asset values of these funds to decline by approximately 7.6%. That interest rate risk was being hedged within the Fund with short positions in various U.S. Treasury futures contracts. As of December 31, 2018, the net exposure to changes in interest rates was approximately 0.6 years (i.e. a 1% rise in rates would result in roughly a 0.6% decline in net asset value).

The municipal bond CEFs held in the portfolio were trading at a weighted average discount of 13.3% as of year-end. The historic weighted average discount for those same funds was 4.1%. The Fund had exposure at year-end to 56 municipal bond CEFs managed by 14 different asset management firms and representing 99% of the Fund’s value. Nuveen Funds and BlackRock Funds were tied at 26.2% for our largest single exposure to any one asset management firm at year-end. Invesco was a distant third at 9.9%.

1

Market Outlook. The Federal Reserve raised short-term interest rates four times last year but recent rhetoric coming out of various Fed governors and the Federal Reserve Chairman has the market believing that the Fed will be on hold for the foreseeable future. As a result, we saw a nice rebound in all risk markets, including tax-exempt CEFs, in the last week of 2018, and a continuation into the early trading days of 2019. If the Fed is indeed done raising short-term interest rates, that seems likely to bode well for the distribution yields of tax-exempt CEFs, which in turn could bode well for retail investors’ appetite for tax-exempt CEFs.

We believe the combination of strong fundamentals in the underlying municipal bond market coupled with the widest month-end discounts ever in the tax-exempt CEF market, and a Fed that appears to be done, at least for a while, with short-term interest rate hikes, makes the Fund’s strategy particularly attractive at this time. The Fund is designed and managed to attempt to generate a competitive federally tax-exempt distribution yield, minimize any permanent impairment due to rising interest rates through its hedging strategy, and isolate the appreciation opportunity should these historically wide tax-exempt CEF discounts migrate back to their historic averages. Overall, we believe the Fund is well-positioned to provide strong absolute and relative returns over the next year.

We value your trust and confidence in the Fund, and thank you for your support.

Best Regards,

James C. Robinson

Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus: the Fund will invest in shares of closed-end funds (CEFs). Investments in CEFs are subject to various risks, including reliance on management’s ability to manage the CEF portfolio, fluctuation in the market value of CEF shares, and the Fund bearing a pro rata share of the fees and expenses of each underlying CEF in which the Fund invests. The underlying CEFs in which the Fund invests will invest primarily in municipal bonds. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Changes related to taxation, legislation or the rights of municipal security holders can significantly affect municipal bonds.

2

The underlying CEFs in which the Fund invests will invest primarily in fixed income securities. Interest rates have been and continue to be low relative to historical levels. A rise in interest rates could negatively impact the value of the Fund’s shares. Generally, fixed income securities decrease in value if interest rates rise, and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. These risks are greater during periods of rising inflation. It is expected that the CEFs in which the Fund will invest will be leveraged as a result of borrowing or other investment techniques. As a result, the Fund will be exposed indirectly to leverage, and may expose the Fund to higher volatility in the market value of such CEF and the possibility that the Fund’s long-term returns will be diminished. In addition, regulations implemented pursuant to the Dodd-Frank Act, particularly the Volcker Rule, may in the future hinder or restrict a CEF’s ability to maintain leverage; which in turn may reduce the total return and tax exempt income generated by the underlying CEFs in which the Fund will invest and may cause a reduction in the value of the Fund’s shares. There is no guarantee that the Fund’s income will be exempt from regular federal income taxes. Events occurring after the date of issuance of a municipal bond or after a CEF’s acquisition of a municipal bond may result in a determination that interest on that bond is subject to federal income tax. Federal or state changes in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

The Sub-advisor, where deemed appropriate, will seek to hedge against interest rate risk by shorting U.S. Treasury futures contracts. To the extent the Fund holds such short positions, should market conditions cause U.S. Treasury prices to rise, the Fund’s portfolio could experience a loss; and should U.S. Treasury prices rise at the same time municipal bond prices fall, these losses may be greater than if the hedging strategy not been in place. The Fund and the CEFs held by the Fund may use derivative instruments, futures contracts, options, swap agreements, and/or sell securities short. Each of these instruments and strategies involve risks different from direct investments in the underlying assets. Risks include: futures contracts may cause the value of the Fund’s shares to be more volatile and expose the Fund to leverage and tracking risks; the Fund may not fully benefit from or may lose money on option or shorting strategies; swaps may be leveraged, are subject to counterparty risk and may be difficult to value or liquidate. The Fund’s turnover rate may be high. A high turnover rate may lead to higher transaction costs, a greater number of taxable transactions, and negatively affect the Fund’s performance. As a non-diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. Diversification does not assure a profit or protect against a loss. The Fund may not be suitable for all investors.

The Bloomberg Barclays Short-Intermediate 1-10 Years Municipal Bond Index is an unmanaged index that measures the performance of municipal bonds with time to maturity of between 1 and 10 years. The ICE BofA Merrill Lynch 10+ Year Municipal Bond Index includes all state and local general obligation bonds, revenue bonds, insured and pre-funded bonds with a remaining term to final maturity greater than or equal to 10 years. One cannot invest directly in an index.

3

Robinson Tax Advantaged Income Fund

FUND PERFORMANCE at December 31, 2018 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg Barclays Short-Intermediate 1-10 Years Municipal Bond Index. The performance graph above is shown for the Fund’s Institutional Class shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Short-Intermediate 1-10 Years Municipal Bond Index is an unmanaged index that measures the performance of municipal bonds with time to maturity of between one and ten years. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2018	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	-6.42%	1.05%	09/30/14
Class C2	-7.24%	0.29%	09/30/14
Institutional Class[3]	-6.19%	1.30%	09/30/14
After deducting maximum sales charge
Class A1	-9.90%	-0.35%	09/30/14
Class C2	-8.14%	0.29%	09/30/14
Bloomberg Barclays Short-Intermediate 1-10 Years Municipal Bond Index	1.69%	1.69%	09/30/14

[1]	Maximum initial sales charge for Class A shares is 3.75%. No sales charge applies to purchase of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of the date of purchase.
[2]	No initial sales charge applies on investments but a CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of the date of purchase.
[3]	Institutional Class shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

4

Robinson Tax Advantaged Income Fund

FUND PERFORMANCE at December 31, 2018 (Unaudited) - Continued

Gross and Net Expense Ratios for Class A shares were 3.44% and 3.32%, respectively, for Class C shares were 4.19% and 4.07%, respectively, and for Institutional Class shares were 3.19% and 3.07%, respectively, which were the amounts stated in the current prospectus dated May 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.60%, 2.35% and 1.35% of the average daily net assets of the Class A shares, Class C shares, and Institutional Class shares, respectively. This agreement is in effect until April 30, 2019, and may be terminated before that date only by the Trust’s Board of Trustee. In addition, the Advisor has voluntarily agreed to waive its fees and/or pay for operating expenses of the Tax Advantaged Income Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expense on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25% and 1.25% of the average daily net assets of the Class A, Class C and Institutional Class shares, respectively from March 15, 2018 through April 30, 2020. The Advisor may terminate this voluntary reduction at any time. The Advisor will not seek recoupment of this voluntary reduction. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

Robinson Tax Advantaged Income Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2018

Number of Shares		Value
	CLOSED-END FUNDS — 100.1%
396,961	AllianceBernstein National Municipal Income Fund, Inc.	$4,815,137
314,172	BlackRock Investment Quality Municipal Trust, Inc.	4,150,212
730,380	BlackRock Muni Intermediate Duration Fund, Inc.	9,239,307
54,700	BlackRock Municipal Income Quality Trust	682,656
382,558	BlackRock Municipal Income Trust	4,663,382
54,104	BlackRock Municipal Income Trust II	698,483
746,539	BlackRock MuniEnhanced Fund, Inc.	7,390,736
63,855	BlackRock MuniHoldings New Jersey Quality Fund, Inc.	803,296
55,810	BlackRock MuniVest Fund II, Inc.	728,879
506,305	BlackRock MuniVest Fund, Inc.	4,182,079
139,207	BlackRock MuniYield California Quality Fund, Inc.	1,759,576
229,220	BlackRock MuniYield Fund, Inc.	2,869,834
536,061	BlackRock MuniYield Michigan Quality Fund, Inc.	6,657,878
134,864	BlackRock MuniYield New Jersey Fund, Inc.	1,746,489
355,602	BlackRock MuniYield Quality Fund II, Inc.	4,064,531
928,145	BlackRock MuniYield Quality Fund III, Inc.	11,184,147
291,033	BlackRock MuniYield Quality Fund, Inc.	3,777,608
100,512	BlackRock Strategic Municipal Trust	1,197,098
287,959	Dreyfus Municipal Bond Infrastructure Fund, Inc.	3,418,073
459,904	Dreyfus Municipal Income, Inc.	3,504,468
790,598	Dreyfus Strategic Municipal Bond Fund, Inc.	5,518,374
1,377,639	Dreyfus Strategic Municipals, Inc.	9,891,448
282,522	DWS Strategic Municipal Income Trust	2,915,627
122,705	Eaton Vance California Municipal Bond Fund	1,214,780
854,007	Eaton Vance Municipal Bond Fund	9,641,739
526,020	Eaton Vance Municipal Income Trust	5,949,286
295,571	Federated Premier Municipal Income Fund	3,626,656
425,361	Invesco Advantage Municipal Income Trust II	4,198,313
165,729	Invesco California Value Municipal Income Trust	1,874,395
145,294	Invesco Municipal Trust	1,618,575
109,265	Invesco Pennsylvania Value Municipal Income Trust	1,268,567
762,050	Invesco Quality Municipal Income Trust	8,550,201
442,659	Invesco Trust for Investment Grade Municipals	5,081,725
137,445	Invesco Trust for Investment Grade New York Municipals	1,641,093
400,307	Invesco Value Municipal Income Trust	5,412,151
84,754	MFS High Income Municipal Trust	392,411
389,213	MFS High Yield Municipal Trust	1,623,018
183,755	MFS Investment Grade Municipal Trust	1,607,856
425,735	MFS Municipal Income Trust	2,614,013
317,749	Neuberger Berman Municipal Fund, Inc.	4,022,702
773,373	Nuveen AMT-Free Municipal Credit Income Fund	10,811,755
846,709	Nuveen AMT-Free Quality Municipal Income Fund	10,422,988
85,079	Nuveen Arizona Quality Municipal Income Fund	1,009,888
642,569	Nuveen California Quality Municipal Income Fund	8,192,755
6

Robinson Tax Advantaged Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Number of Shares		Value
	CLOSED-END FUNDS (Continued)
256,116	Nuveen Municipal Credit Income Fund	$3,437,077
781,927	Nuveen Municipal High Income Opportunity Fund	9,101,630
350,223	Nuveen New Jersey Quality Municipal Income Fund	4,461,841
170,584	Nuveen New York AMT-Free Quality Municipal Income Fund	1,987,304
212,247	Nuveen Pennsylvania Quality Municipal Income Fund	2,589,413
1,030,510	Nuveen Quality Municipal Income Fund	12,922,595
61,526	Nuveen Virginia Quality Municipal Income Fund	721,085
273,260	Pioneer Municipal High Income Advantage Trust	2,787,252
574,563	Pioneer Municipal High Income Trust	6,297,211
969,526	Putnam Managed Municipal Income Trust	6,515,215
911,466	Putnam Municipal Opportunities Trust	10,235,763
126,251	Western Asset Intermediate Muni Fund, Inc.	1,054,196
	TOTAL CLOSED-END FUNDS
	(Cost $ 261,111,555)	248,744,767
	TOTAL INVESTMENTS — 100.1%
	(Cost $261,111,555)	248,744,767
	Liabilities in Excess of Other Assets — 0.1%	(130,970)
	TOTAL NET ASSETS — 100.0%	$248,613,797

See accompanying Notes to Financial Statements.

7

Robinson Tax Advantaged Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2018

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)

(100)	U.S. 2 Year Treasury Note	March 2019	$(21,121,875)	$(21,231,250)	$(109,375)
(500)	U.S. 5 Year Treasury Note	March 2019	(56,714,258)	(57,343,750)	(629,492)
(500)	U.S. 10 Year Treasury Note	March 2019	(60,201,367)	(61,007,813)	(806,446)
(225)	U.S. Treasury Long Bond	March 2019	(32,217,096)	(32,850,000)	(632,904)
(100)	Ultra Long Term U.S. Treasury Bond	March 2019	(15,697,852)	(16,065,625)	(367,773)

TOTAL FUTURES CONTRACTS			$(185,952,448)	$(188,498,438)	$(2,545,990)

See accompanying Notes to Financial Statements.

8

Robinson Tax Advantaged Income Fund

SUMMARY OF INVESTMENTS

As of December 31, 2018

Security Type	Percent of Total Net Assets
Closed-End Funds	100.1%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

9

Robinson Tax Advantaged Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2018

Assets:
Investments, at value (cost $261,111,555)	$248,744,767
Cash deposited with brokers for futures contracts	4,356,651
Receivables:
Investment securities sold	6,332,191
Fund shares sold	1,117,284
Dividends and interest	311,477
Prepaid expenses	39,017
Total assets	260,901,387

Liabilities:
Payables:
Due to custodian	5,880,166
Fund shares redeemed	3,466,631
Unrealized depreciation on futures contracts	2,545,990
Advisory fees	223,517
Shareholder servicing fees (Note 7)	18,922
Distribution fees - Class A & Class C (Note 6)	13,442
Fund services fees	95,388
Auditing fees	19,572
Trustees' deferred compensation (Note 3)	1,901
Trustees' fees and expenses	917
Chief Compliance Officer fees	515
Accrued other expenses	20,629
Total liabilities	12,287,590

Net Assets	$248,613,797

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$280,789,163
Total accumulated deficit	(32,175,366)
Net Assets	$248,613,797

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$33,932,681
Shares of beneficial interest issued and outstanding	3,927,095
Redemption price[1]	8.64
Maximum sales charge (3.75% of offering price)[2]	0.34
Maximum offering price to public	$8.98

Class C Shares:
Net assets applicable to shares outstanding	$7,653,227
Shares of beneficial interest issued and outstanding	886,365
Redemption price[3]	$8.63

Institutional Class Shares:
Net assets applicable to shares outstanding	$207,027,889
Shares of beneficial interest issued and outstanding	23,969,177
Redemption price	$8.64

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be charged on certain purchases of $500,000 or more that are redeemed in whole or in part within 18 months of the date of purchase.
[2]	No initial sales charge is applied to purchases of $500,000 or more.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed in whole or in part within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

10

Robinson Tax Advantaged Income Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

Investment Income:
Dividends	$13,839,388
Interest	7,448
Total investment income	13,846,836

Expenses:
Advisory fees	2,809,570
Fund services fees	406,064
Shareholder servicing fees (Note 7)	157,740
Distribution fees - Class C (Note 6)	85,204
Distribution fees - Class A (Note 6)	74,979
Registration fees	60,853
Shareholder reporting fees	20,484
Auditing fees	20,017
Legal fees	19,605
Miscellaneous	12,646
Chief Compliance Officer fees	11,599
Trustees' fees and expenses	9,938
Insurance fees	1,472
Total expenses	3,690,171
Advisory fees waived	(50,670)
Voluntary advisory fees waived	(142,919)
Net expenses	3,496,582
Net investment income	10,350,254

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(13,319,016)
Long term capital gain distributions from regulated investment companies	273,823
Futures contracts	2,039,466
Net realized loss	(11,005,727)
Net change in unrealized appreciation/depreciation on:
Investments	(10,895,183)
Futures contracts	(2,898,295)
Net change in unrealized appreciation/depreciation	(13,793,478)
Net realized and unrealized loss	(24,799,205)

Net Decrease in Net Assets from Operations	$(14,448,951)

See accompanying Notes to Financial Statements.

11

Robinson Tax Advantaged Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$10,350,254	$5,814,180
Net realized loss on investments and futures contracts	(11,279,550)	(6,446,289)
Long term capital gain distributions from regulated investment companies	273,823	-
Net change in unrealized appreciation/depreciation on investments and futures contracts	(13,793,478)	7,886,566
Net increase (decrease) in net assets resulting from operations	(14,448,951)	7,254,457

Distributions to Shareholders:
Distributions:[1]
Class A	(1,115,325)
Class C	(248,436)
Institutional Class	(8,990,475)
From return of capital:
Class A	(28,687)
Class C	(6,389)
Institutional Class	(231,247)
From net investment income:
Class A		(1,114,975)
Class C		(314,402)
Institutional Class		(4,382,592)
From net realized gains:
Class A		(317,295)
Class C		(103,375)
Institutional Class		(1,176,241)
Total distributions to shareholders	(10,620,559)	(7,408,880)

Capital Transactions:
Net proceeds from shares sold:
Class A	25,804,528	5,550,113
Class C	3,282,031	5,318,335
Institutional Class	251,876,744	55,912,562
Reinvestment of distributions:
Class A	1,029,385	1,186,819
Class C	247,520	404,769
Institutional Class	7,791,065	3,325,734
Cost of shares redeemed:
Class A	(15,653,783)	(9,756,030)
Class C	(6,707,297)	(5,687,358)
Institutional Class	(135,320,263)	(43,268,639)
Net increase in net assets from capital transactions	132,349,930	12,986,305

Total increase in net assets	107,280,420	12,831,882

Net Assets:
Beginning of period	141,333,377	128,501,495
End of period[2]	$248,613,797	$141,333,377

Capital Share Transactions:
Shares sold:
Class A	2,841,844	573,843
Class C	359,946	552,161
Institutional Class	27,421,532	5,772,552
Shares reinvested:
Class A	113,650	122,270
Class C	27,244	41,727
Institutional Class	860,846	342,634
Shares redeemed:
Class A	(1,723,591)	(1,004,961)
Class C	(726,546)	(587,777)
Institutional Class	(15,126,802)	(4,444,939)
Net increase in capital share transactions	14,048,123	1,367,510

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	End of year net assets include accumulated undistributed net investment income of $1,808 for the year ended December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

12

Robinson Tax Advantaged Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,				For the Period September 30, 2014*
	2018	2017	2016	2015	through December, 31, 2014
Net asset value, beginning of period	$9.59	$9.62	$10.09	$10.03	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.34	0.37	0.41	0.45	0.11
Net realized and unrealized gain (loss)	(0.94)	0.07	(0.41)	0.06	0.03
Total from investment operations	(0.60)	0.44	-	0.51	0.14

Less Distributions:
From net investment income	(0.34)	(0.37)	(0.42)	(0.45)	(0.11)
From net realized gains	-	(0.10)	(0.05)	-	-
From return of capital	(0.01)	-	-	-	-
Total distributions	(0.35)	(0.47)	(0.47)	(0.45)	(0.11)

Net asset value, end of period	$8.64	$9.59	$9.62	$10.09	$10.03

Total return	(6.42)%[3]	4.61%[3]	(0.05)%[3]	5.34%[4]	1.44%[4,6]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$33,933	$25,857	$28,887	$9,874	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[5]	1.59%	1.72%	1.73%	2.10%	6.27%[7]
After fees waived and expenses absorbed[5]	1.52%[8]	1.60%	1.60%	1.60%	1.60%[7]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed[2]	3.67%	3.66%	3.83%	4.15%	(0.23)%[7]
After fees waived and expenses absorbed[2]	3.74%	3.78%	3.96%	4.65%	4.44%[7]

Portfolio turnover rate	120%	123%	128%	92%	19%[6]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 3.75% of offering price which is reduced on sales of $100,000 or more and no initial sales charge is applied to purchases of $500,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $500,000 or more that are redeemed in whole or in part within 18 months of purchase. If these sales charges were included total returns would be lower.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Not annualized.
[7]	Annualized.
[8]	Effective March 15, 2018 the Fund's advisor has voluntarily agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.50% of the average daily net assets until April 30, 2020. Prior to March 15, 2018, the annual fund operating expenses limitation was 1.60%.

See accompanying Notes to Financial Statements.

13

Robinson Tax Advantaged Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,				For the Period September 30, 2014*
	2018	2017	2016	2015	through December, 31, 2014
Net asset value, beginning of period	$9.59	$9.61	$10.09	$10.03	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.27	0.29	0.33	0.38	0.09
Net realized and unrealized gain (loss)	(0.95)	0.09	(0.41)	0.06	0.04
Total from investment operations	(0.68)	0.38	(0.08)	0.44	0.13

Less Distributions:
From net investment income	(0.27)	(0.30)	(0.35)	(0.38)	(0.10)
From net realized gains	-	(0.10)	(0.05)	-	-
From return of capital	(0.01)	-	-	-	-
Total distributions	(0.28)	(0.40)	(0.40)	(0.38)	(0.10)

Net asset value, end of period	$8.63	$9.59	$9.61	$10.09	$10.03

Total return[3]	(7.24)%	3.94%	(0.85)%	4.60%	1.27%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,653	$11,750	$11,716	$1,253	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	2.34%	2.47%	2.48%	2.85%	7.02%[6]
After fees waived and expenses absorbed[4]	2.27%[7]	2.35%	2.35%	2.35%	2.35%[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed[2]	2.92%	2.91%	3.08%	3.40%	(0.98)%[6]
After fees waived and expenses absorbed[2]	2.99%	3.03%	3.21%	3.90%	3.69%[6]

Portfolio turnover rate	120%	123%	128%	92%	19%[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.
[4]	Does not include expenses of the investment companies in which the Fund invests.
[5]	Not annualized.
[6]	Annualized.
[7]	Effective March 15, 2018 the Fund's advisor has voluntarily agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 2.25% of the average daily net assets until April 30, 2020. Prior to March 15, 2018, the annual fund operating expenses limitation was 2.35%.

See accompanying Notes to Financial Statements.

14

Robinson Tax Advantaged Income Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,				For the Period September 30, 2014*
	2018	2017	2016	2015	through December, 31, 2014
Net asset value, beginning of period	$9.59	$9.61	$10.09	$10.03	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.36	0.39	0.43	0.48	0.12
Net realized and unrealized gain (loss)	(0.94)	0.08	(0.41)	0.06	0.03
Total from investment operations	(0.58)	0.47	0.02	0.54	0.15

Less Distributions:
From net investment income	(0.36)	(0.39)	(0.45)	(0.48)	(0.12)
From net realized gains	-	(0.10)	(0.05)	-	-
From return of capital	(0.01)	-	-	-	-
Total distributions	(0.37)	(0.49)	(0.50)	(0.48)	(0.12)

Net asset value, end of period	$8.64	$9.59	$9.61	$10.09	$10.03

Total return[3]	(6.19)%	4.98%	0.09%	5.58%	1.52%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$207,028	$103,726	$87,898	$61,644	$10,150

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	1.34%	1.47%	1.48%	1.85%	6.02%[6]
After fees waived and expenses absorbed[4]	1.27%[7]	1.35%	1.35%	1.35%	1.35%[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed[2]	3.92%	3.91%	4.08%	4.40%	0.02%[6]
After fees waived and expenses absorbed[2]	3.99%	4.03%	4.21%	4.90%	4.69%[6]

Portfolio turnover rate	120%	123%	128%	92%	19%[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Does not include expenses of the investment companies in which the Fund invests.
[5]	Not annualized.
[6]	Annualized.
[7]	Effective March 15, 2018 the Fund's advisor has voluntarily agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets until April 30, 2020. Prior to March 15, 2018, the annual fund operating expenses limitation was 1.35%.

See accompanying Notes to Financial Statements.

15

January 29, 2019

Dear Shareholders:

We are pleased to present the Robinson Opportunistic Income Fund’s (“the Fund”) Annual Report covering the year ended December 31, 2018.

Investment Performance. Global credit markets, as measured by the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Credit Index (the “Index”), had a difficult year and were down 3.17% for all of 2018 as the yield on that index increased 0.75% (bond prices move in the opposite direction of their yields—rising bond yields mean falling bond prices). The Fund’s Institutional Share Class returned a negative 5.26% for the year, which was comprised of a $1.48 per share decline in net asset value and 93 cents per share in distributions to shareholders.

The Fund seeks to take advantage of pricing dislocations that frequently occur in the corporate capital structure. It does this primarily by investing in closed-end funds (CEFs) which invest in the asset classes we view to be undervalued, and attempting to mitigate any undesired risks, such as interest rate risk, credit and/or equity-like risk by utilizing hedging strategies with short positions in various futures contracts. The Fund invests the majority of its assets in credit markets. The Fund has historically had over 80% of its assets invested in CEFs with credit-sensitive high yield bonds and leveraged loans. Last year that proved to be a drag on performance as both of those asset classes generated negative returns for the year (high yield bonds down 2.08% as measured by the Bloomberg Barclays High Yield Bond Index, and leveraged loans down 0.59%, as measured by the S&P/LSTA Leveraged Loan Index); but they did both perform better than many of the other asset classes the Fund could have invested in: investment grade corporate bonds down 2.51% as measured by the Bloomberg Barclays Corporate Bond Index, preferred stocks down 4.25% as measured by the S&P Preferred Stock Index, REITs down 4.51% as measured by the MSCI US REIT Index, Option Overlay Strategies down 4.77% as measured by the CBOE S&P 500 BuyWrite Index, and MLPs down 12.42% as measured by the Alerian MLP Index. Other asset classes the Fund could have invested in that had positive returns were convertible bonds (up 0.65% as measured by the ICE BofA ML Convertible Bond Index) and Utilities (up 4.12% as measured by the Utilities Select Sector Index).

The single biggest drag on the Fund’s performance for the year was the widening of discounts on taxable CEFs. CEFs are predominantly a retail product. While it isn’t irrational for investors to want to sell those funds that are invested in out-of-favor asset classes, the sloppy manner in which they execute those trades is what causes discounts to widen. We started the year with discounts for taxable CEFs at 7%, and we closed the year with discounts at 13.3%. That widening in discounts cost the Fund 6.7% in total return for the year.

The Fund’s hedges, while attempting to reduce risk and mitigate some of the Fund’s downside risks, accomplished exactly that last year. The combination of the Fund’s short positions in various equity index futures contracts, which were used primarily to hedge credit spread risk, and the Fund’s short positions in various U.S. Treasury futures contracts, which were used to hedge interest rate risk, actually added 1.5% to the Fund’s annual return. In addition to the hedges, the Fund manager’s asset allocation decisions and security selection within those asset classes added more than 3.8% to the Fund’s total return. Specifically, the Fund avoided most of the worst performing asset classes it could have invested in, and it experienced considerably less discount widening than the overall taxable credit CEF market.

Portfolio Composition. In accordance with the Fund’s investment strategy, the Fund as of December 31, 2018 was invested primarily in taxable CEFs with a small portion posted as margin for the various hedging strategies. As of year-end the Fund’s Institutional Share had a distribution yield of 9.95% (SEC 30-Day Yield of 7.22%; Unsubsidized 30 Day SEC Yield of 6.69%). The taxable CEFs held in the portfolio were trading at a weighted average discount of 12.1% as of year-end. The historic weighted average discount for those same funds is 3.5%. The Fund had exposure to 26 taxable CEFs in four different income-oriented asset classes representing more than 90% of the Fund’s value. The Fund’s largest asset class exposure as of year-end was taxable bond CEFs (66.7%), followed by senior bank loan CEFs (13.7%), preferred stock CEFs (8.8%), cash equivalents (8.1%) and 2.7% in equity-income strategies.

16

Market Outlook. The Federal Reserve raised short-term interest rates four times last year but recent rhetoric coming out of various Fed governors and the Federal Reserve Chairman has the market believing that the Fed will be on hold for the foreseeable future. As a result, we saw a nice rebound in all risk markets, including taxable fixed income CEFs, in the last week of 2018, and a continuation into the early trading days of 2019. If the Fed is indeed done raising short-term interest rates, that would bode well for the distribution yields of taxable fixed income CEFs, which in turn should bode well for retail investors’ appetite for those CEFs.

The Robinson Opportunistic Income Fund invests exclusively in asset classes that should benefit in a “risk on” environment. We believe the combination of the Fund’s hedges to mitigate against certain market risks and the historically wide discount levels the underlying CEFs are currently trading should benefit the Fund in a “risk off” environment. As such, we believe the Fund appears poised to provide positive relative returns in 2019; and, any improvement in CEF discounts may also likely lead to competitive absolute returns.

We value your trust and confidence in the Fund, and thank you for your support.

Best Regards,

James C. Robinson

Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus: Investments in CEFs are subject to various risks, including reliance on management’s ability to manage the CEF portfolio, fluctuation in the market value of CEF shares, and the Fund bearing a pro rata share of the fees and expenses of each underlying CEF in which the Fund invests. It is expected that the CEFs in which the Fund will invest will be leveraged as a result of borrowing or other investment techniques. As a result, the Fund will be exposed indirectly to leverage, and may expose the Fund to higher volatility in the market value of such CEF and the possibility that the Fund’s long-term returns will be diminished. In addition, regulations implemented pursuant to the Dodd-Frank Act, particularly the Volcker Rule, may in the future hinder or restrict a CEF’s ability to maintain leverage; which in turn may reduce the total return and income generated by the underlying CEFs in which the Fund will invest and may cause a reduction in the value of the Fund’s shares.

17

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities. The Fund and the CEFs held by the Fund may use derivative instruments, futures contracts, options, swap agreements, and/or sell securities short. Each of these instruments and strategies involve risks different from direct investment in the underlying assets, including but not limited to: futures contracts may cause the value of the Fund’s shares to be more volatile; the Fund may not fully benefit from or may lose money on option or shorting strategies; swaps may be leveraged, are subject to counterparty risk and may be difficult to value or liquidate; for short sales, if the price of a security has increased at the time the Fund replaces the security, the Fund will experience a loss, which is theoretically unlimited. High yield (“junk”) bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities.

Investing in an ETF provides the Fund with exposure to the securities comprising the index on which the ETF is based and exposes the Fund to risks similar to those of investing directly in those securities. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track. There is no guarantee that the Fund’s distributions will be characterized as income for U.S. federal income tax purposes. For example, the Fund’s opportunistic trading strategies may result in a portion of the Fund’s distributions to shareholders being characterized as capital gains. The Fund’s turnover rate may be high. A high turnover rate may lead to higher transaction costs, a greater number of taxable transactions, and negatively affect the Fund’s performance. As a non-diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk that if its assets were diversified among a greater number of issuers. The Fund may not be suitable for all investors.

Subsidized 30-Day SEC Yield is based on a 30-day period ending on the last day of the previous month and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. This subsidized yield is based on the net expenses of the Fund of which the yield would be lower without the waivers in effect. Negative 30-Day SEC Yield results when accrued expenses of the past 30 days exceed the income collected during the past 30 days. Unsubsidized 30 Day SEC Yield is based on total expenses of the Fund. Each individual’s actual tax burden will vary.

A “risk-on” environment is when an investor is willing to gravitate toward higher risk investments for the potential return. A “risk off” environment is when an investor is not willing to gravitate toward a higher risk investment for the potential return.

The Bloomberg Barclays Global Aggregate Credit Index covers the credit sector of the global investment grade fixed-rate bond market. Credit issuers include corporate, sovereign (when issuing in a currency other than the sovereign’s home currency), supranational, and foreign local agencies/authorities. The Bloomberg Barclays High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. S&P/LSTA Leveraged Loan Index is a market-weighted index that tracks the performance of institutional leveraged loans. Bloomberg Barclays Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers. S&P Preferred Stock Index measures the performance of various segments of the U.S. preferred stock market. Preferred stocks are a class of capital stock that pays dividends at a specified rate and has a preference over common stock in the payment of dividends and the liquidation of assets. MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. CBOE S&P 500 BuyWrite Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. Alerian MLP Index is a market-cap weighted, float-adjusted index which tracks the performance of the 50 most prominent energy Master Limited Partnerships. ICE BofA ML Convertible Bond Index consists of convertible bonds traded in the U.S. dollar denominated investment grade and non-investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily. Utilities Select Sector Index comprises those companies included in the S&P 500 that are classified as members of the GICS® utilities sector. One cannot invest directly in an index.

18

Robinson Opportunistic Income Fund

FUND PERFORMANCE at December 31, 2018 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg Barclays Global Aggregate Credit Index. The performance graph above is shown for the Fund’s Institutional Class shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Global Aggregate Credit Index covers the credit sector of the global investment grade fixed-rate bond market. Credit issuers include corporate, sovereign (when issuing in a currency other than the sovereign’s home currency), supranational, and foreign local agencies/authorities. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2018	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	-5.51%	5.68%	12/31/15
Class C2	-6.14%	4.87%	12/31/15
Institutional Class[3]	-5.26%	5.93%	12/31/15
After deducting maximum sales charge
Class A1	-9.55%	3.61%	12/31/15
Class C2	-7.01%	4.87%	12/31/15
Bloomberg Barclays Global Aggregate Credit Index	-3.17%	3.02%	12/31/15

[1]	Maximum initial sales charge for Class A shares is 4.25%. No sales charge applies to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	No initial sales charge applies on investments but a CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of the date of purchase.
[3]	Institutional Class shares do not have any initial or contingent deferred sales charge.

19

Robinson Opportunistic Income Fund

FUND PERFORMANCE at December 31, 2018 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

Gross and Net Expense Ratios for Class A shares were 3.84% and 3.56%, respectively, for Class C shares were 4.59% and 4.31%, respectively, and for Institutional Class shares were 3.59% and 3.31%, respectively, which were the amounts stated in the current prospectus dated May 01, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.60%, 2.35% and 1.35% of the average daily net assets of the Class A shares, Class C shares, and Institutional Class shares, respectively. This agreement is in effect until April 30, 2019, and may be terminated before that date only by the Trust’s Board of Trustee. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

Robinson Opportunistic Income Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2018

Number of Shares		Value
	CLOSED-END FUNDS — 95.9%
54,623	Apollo Tactical Income Fund, Inc.	$752,159
99,073	Ares Dynamic Credit Allocation Fund, Inc.	1,367,207
76,183	Brookfield Real Assets Income Fund, Inc.	1,452,810
65,890	DoubleLine Income Solutions Fund	1,141,874
86,624	DoubleLine Opportunistic Credit Fund	1,641,525
7,627	Eaton Vance Floating-Rate Income Trust	96,558
15,775	Eaton Vance Senior Floating-Rate Trust	197,976
25,567	Flaherty & Crumrine Preferred Income Fund, Inc.	295,299
83,512	Flaherty & Crumrine Preferred Securities Income Fund, Inc.	1,397,156
30,830	Flaherty & Crumrine Total Return Fund, Inc.	530,584
43,877	John Hancock Investors Trust	619,543
114,827	KKR Income Opportunities Fund	1,636,285
144,137	Neuberger Berman High Yield Strategies Fund, Inc.	1,393,805
41,738	New America High Income Fund, Inc.	315,539
63,730	Nuveen Floating Rate Income Fund	588,228
25,190	Nuveen Floating Rate Income Opportunity Fund	227,214
50,741	Nuveen Real Asset Income and Growth Fund	691,600
16,113	Nuveen Short Duration Credit Opportunities Fund	230,899
16,568	PGIM Global Short Duration High Yield Fund, Inc.	214,059
47,418	PGIM Short Duration High Yield Fund, Inc.	617,856
47,086	PIMCO Dynamic Credit and Mortgage Income Fund	991,160
81,604	Pioneer Diversified High Income Trust	1,060,852
174,275	Pioneer High Income Trust	1,388,972
100,965	Principal Real Estate Income Fund	1,669,961
159,790	Wells Fargo Income Opportunities Fund	1,155,282
263,806	Western Asset High Income Fund II, Inc.	1,519,522
	TOTAL CLOSED-END FUNDS
	(Cost $25,540,587)	23,193,925
	TOTAL INVESTMENTS — 95.9%
	(Cost $25,540,587)	23,193,925
	Other Assets in Excess of Liabilities — 4.1%	990,010
	TOTAL NET ASSETS — 100.0%	$24,183,935

See accompanying Notes to Financial Statements.

21

Robinson Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2018

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at December 31, 2018	Unrealized Appreciation (Depreciation)

(10)	E-mini Dow ($5)	March 2019	$(1,246,250)	$(1,163,400)	$82,850
(35)	E-mini S&P 500	March 2019	(4,716,250)	(4,384,100)	332,150
(10)	U.S. 2 Year Treasury Note	March 2019	(2,112,031)	(2,123,125)	(11,094)
(40)	U.S. 5 Year Treasury Note	March 2019	(4,536,563)	(4,587,500)	(50,937)
(40)	U.S. 10 Year Treasury Note	March 2019	(4,815,937)	(4,880,625)	(64,688)
(10)	U.S. Treasury Long Bond	March 2019	(1,431,953)	(1,460,000)	(28,047)

TOTAL FUTURES CONTRACTS			$(18,858,984)	$(18,598,750)	$260,234

See accompanying Notes to Financial Statements.

22

Robinson Opportunistic Income Fund

SUMMARY OF INVESTMENTS

As of December 31, 2018

Security Type	Percent of Total Net Assets
Closed-End Funds	95.9%
Total Investments	95.9%
Other Assets in Excess of Liabilities	4.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

23

Robinson Opportunistic Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2018

Assets:
Investments, at value (cost $25,540,587)	$23,193,925
Cash deposited with brokers for futures contracts	1,161,682
Receivables:
Investment securities sold	2,820,873
Unrealized appreciation on futures contracts	415,000
Fund shares sold	30,000
Dividends and interest	81,219
Prepaid expenses	20,610
Total assets	27,723,309

Liabilities:
Payables:
Due to custodian	1,566,925
Fund shares redeemed	1,072,802
Investment securities purchased	662,779
Unrealized depreciation on futures contracts	154,766
Advisory fees	17,573
Shareholder servicing fees (Note 7)	5,163
Distribution fees - Class A & Class C (Note 6)	4,806
Fund services fees	21,257
Auditing fees	19,605
Trustees' deferred compensation (Note 3)	1,664
Trustees' fees and expenses	1,096
Chief Compliance Officer fees	309
Accrued other expenses	10,629
Total liabilities	3,539,374

Net Assets	$24,183,935

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$29,170,631
Total accumulated deficit	(4,986,696)
Net Assets	$24,183,935

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$2,765,151
Shares of beneficial interest issued and outstanding	291,864
Redemption price[1]	9.47
Maximum sales charge (4.25% of offering price)[2]	0.42
Maximum offering price to public	$9.89

Class C Shares:
Net assets applicable to shares outstanding	$4,666,560
Shares of beneficial interest issued and outstanding	493,798
Redemption price[3]	$9.45

Institutional Class Shares:
Net assets applicable to shares outstanding	$16,752,224
Shares of beneficial interest issued and outstanding	1,768,434
Redemption price	$9.47

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed in whole or in part within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

24

Robinson Opportunistic Income Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

Investment Income:
Dividends	$4,323,427
Interest	527
Total investment income	4,323,954

Expenses:
Advisory fees	670,735
Fund services fees	140,225
Registration fees	81,866
Distribution fees - Class C (Note 6)	56,569
Distribution fees - Class A (Note 6)	9,641
Shareholder servicing fees (Note 7)	35,924
Legal fees	22,232
Auditing fees	20,050
Interest expense	14,367
Chief Compliance Officer fees	11,599
Miscellaneous	10,229
Trustees' fees and expenses	9,695
Shareholder reporting fees	9,667
Insurance fees	1,295
Total expenses	1,094,094
Advisory fees waived	(190,343)
Net expenses	903,751
Net investment income	3,420,203

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,505,850)
Long term capital gain distributions from regulated investment companies	101,431
Securities sold short	447,695
Futures contracts	476,702
Net realized loss	(1,480,022)

Net change in unrealized appreciation/depreciation on:
Investments	(4,578,656)
Securities sold short	(403,995)
Futures contracts	248,212
Net change in unrealized appreciation/depreciation	(4,734,439)
Net realized and unrealized loss	(6,214,461)

Net Decrease in Net Assets from Operations	$(2,794,258)

See accompanying Notes to Financial Statements.

25

Robinson Opportunistic Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$3,420,203	$4,143,587
Net realized loss on investments, securities sold short, and futures contracts	(1,581,453)	(52,692)
Long term capital gain distributions from regulated investment companies	101,431	-
Net change in unrealized appreciation/depreciation on investments, securities sold short, and futures contracts	(4,734,439)	(392,418)
Net increase (decrease) in net assets resulting from operations	(2,794,258)	3,698,477

Distributions to Shareholders:
Distributions:[1]
Class A	(320,714)
Class C	(428,419)
Institutional Class	(3,546,808)
From net investment income:
Class A		(237,858)
Class C		(201,263)
Institutional Class		(3,712,644)
Total distributions to shareholders	(4,295,941)	(4,151,765)

Capital Transactions:
Net proceeds from shares sold:
Class A	882,020	1,878,371
Class C	325,636	5,442,546
Institutional Class	10,219,377	22,682,628
Reinvestment of distributions:
Class A	224,086	148,195
Class C	393,135	180,937
Institutional Class	2,040,200	2,176,641
Cost of shares redeemed:
Class A	(1,734,298)	(1,787,057)
Class C	(1,350,263)	(355,695)
Institutional Class	(54,182,783)	(16,004,715)
Net increase (decrease) in net assets from capital transactions	(43,182,890)	14,361,851

Total increase (decrease) in net assets	(50,273,089)	13,908,563

Net Assets:
Beginning of period	74,457,024	60,548,461
End of period[2]	$24,183,935	$74,457,024

Capital Share Transactions:
Shares sold:
Class A	82,327	167,986
Class C	30,959	486,892
Institutional Class	963,337	2,031,044
Shares reinvested:
Class A	22,306	13,320
Class C	38,976	16,329
Institutional Class	198,722	195,755
Shares redeemed:
Class A	(170,009)	(160,842)
Class C	(130,037)	(32,089)
Institutional Class	(5,284,703)	(1,441,565)
Net increase (decrease) in capital share transactions	(4,248,122)	1,276,830

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	End of year net assets include accumulated undistributed net investment income of $24,931 for the year ended December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

26

Robinson Opportunistic Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,			For the
	2018	2017	2016	Period Ended December 31, 2015*
Net asset value, beginning of period	$10.95	$10.96	$10.00	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.58	0.62	0.72	-
Net realized and unrealized gain (loss)	(1.15)	(0.01)	1.02	-
Total from investment operations	(0.57)	0.61	1.74	-

Less Distributions:
From net investment income	(0.63)	(0.62)	(0.70)	-
From net realized gains	(0.28)	-	-	-
From return of capital	-	-	(0.08)	-
Total distributions	(0.91)	(0.62)	(0.78)	-

Net asset value, end of period	$9.47	$10.95	$10.96	$10.00

Total return[3]	(5.51)%	5.66%	18.20%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,765	$3,912	$3,691	$3

Ratio of expenses to average net assets:
(Including interest expense)
Before fees waived and expenses absorbed[4]	1.93%[5]	1.88%	2.01%	-%
After fees waived and expenses absorbed[4]	1.62%[5]	1.60%	1.60%	-%
Ratio of net investment income to average net assets:
(Including interest expense)
Before fees waived and expenses absorbed[2]	5.16%	5.30%	6.29%	-%
After fees waived and expenses absorbed[2]	5.47%	5.58%	6.70%	-%

Portfolio turnover rate	82%	98%	87%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Effective February 15, 2017, the Fund has lowered the maximum sales charge imposed on purchases of Class A Shares from 5.75% to 4.25%. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.
[4]	Does not include expenses of the investment companies in which the Fund invests.
[5]	If interest expense had been excluded, the expense ratios would have been lowered by 0.02% for the year ended December 31, 2018.

See accompanying Notes to Financial Statements.

27

Robinson Opportunistic Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,			For the
	2018	2017	2016	Period Ended December 31, 2015*
Net asset value, beginning of period	$10.92	$10.94	$10.00	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.50	0.54	0.64	-
Net realized and unrealized gain (loss)	(1.14)	(0.02)	1.01	-
Total from investment operations	(0.64)	0.52	1.65	-

Less Distributions:
From net investment income	(0.55)	(0.54)	(0.64)	-
From net realized gains	(0.28)	-	-	-
From return of capital	-	-	(0.07)	-
Total distributions	(0.83)	(0.54)	(0.71)	-

Net asset value, end of period	$9.45	$10.92	$10.94	$10.00

Total return[3]	(6.14)%	4.81%	17.23%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,667	$6,051	$905	$3

Ratio of expenses to average net assets:
(Including interest expense)
Before fees waived and expenses absorbed[4]	2.68%[5]	2.63%	2.76%	-%
After fees waived and expenses absorbed[4]	2.37%[5]	2.35%	2.35%	-%
Ratio of net investment income to average net assets:
(Including interest expense)
Before fees waived and expenses absorbed[2]	4.41%	4.55%	5.54%	-%
After fees waived and expenses absorbed[2]	4.72%	4.83%	5.95%	-%

Portfolio turnover rate	82%	98%	87%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.
[4]	Does not include expenses of the investment companies in which the Fund invests.
[5]	If interest expense had been excluded, the expense ratios would have been lowered by 0.02% for the year ended December 31, 2018.

See accompanying Notes to Financial Statements.

28

Robinson Opportunistic Income Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,			For the
	2018	2017	2016	Period Ended December 31, 2015*
Net asset value, beginning of period	$10.95	$10.96	$10.00	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.61	0.65	0.73	-
Net realized and unrealized gain (loss)	(1.16)	(0.01)	1.03	-
Total from investment operations	(0.55)	0.64	1.76	-

Less Distributions:
From net investment income	(0.65)	(0.65)	(0.72)	-
From net realized gains	(0.28)	-	-	-
From return of capital	-	-	(0.08)	-
Total distributions	(0.93)	(0.65)	(0.80)	-

Net asset value, end of period	$9.47	$10.95	$10.96	$10.00

Total return[3]	(5.26)%	5.93%	18.46%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,752	$64,494	$55,952	$5

Ratio of expenses to average net assets:
(Including interest expense)
Before fees waived and expenses absorbed[4]	1.68%[5]	1.63%	1.76%	-%
After fees waived and expenses absorbed[4]	1.37%[5]	1.35%	1.35%	-%
Ratio of net investment income to average net assets:
(Including interest expense)
Before fees waived and expenses absorbed[2]	5.41%	5.55%	6.54%	-%
After fees waived and expenses absorbed[2]	5.72%	5.83%	6.95%	-%

Portfolio turnover rate	82%	98%	87%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Does not include expenses of the investment companies in which the Fund invests.
[5]	If interest expense had been excluded, the expense ratios would have been lowered by 0.02% for the year ended December 31, 2018.

See accompanying Notes to Financial Statements.

29

Robinson Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

Note 1 – Organization

Robinson Tax Advantaged Income Fund (“Tax Advantaged Income” or “Tax Advantaged Income Fund”) and Robinson Opportunistic Income Fund (“Opportunistic Income” or “Opportunistic Income Fund”) (collectively referred to as the “Funds”) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Tax Advantaged Income Fund is a diversified Fund, and the Opportunistic Income Fund is non-diversified.

The Tax Advantaged Income Fund seeks total return with an emphasis on providing current income, a substantial portion of which will be exempt from federal income taxes. The Fund commenced investment operations on September 30, 2014. The Fund currently offers four classes of shares: A shares, C shares, T shares and Institutional shares. Class T shares are not currently available for purchase.

The Opportunistic Income Fund seeks total return with an emphasis on providing current income. The Fund commenced operations on December 31, 2015, prior to which its only activity was the receipt of a $10,000 investment from principals of the Fund’s advisor and a $36,879,274 transfer of shares of the Fund in exchange for the net assets of the Robinson Income and Principal Preservation Fund I, LP, a Delaware limited partnership (the “Company”). This exchange was nontaxable, whereby the Fund’s Institutional Class issued 3,687,927 shares for the net assets of the Company on December 31, 2015. Assets with a fair market value of $36,879,274 consisting of cash, interest receivable and securities of the Company with a fair value of $33,516,116 (identified costs of investments transferred were $35,067,906) and cash were the primary assets received by the Fund on January 1, 2016. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes. The Fund currently offers four classes of shares: A shares, C shares, T shares and Institutional shares. Class T shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification, “Financial Services – Investment Companies”, Topic 946 (ASC 946).

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s sub-advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

30

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2018

Trading in securities on many foreign securities exchanges and OTC markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset values (“NAV”) are not calculated and on which the Fund does not effect sales and redemptions of its shares.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Closed-End Funds

The Funds invest in shares of closed-end funds (“CEFs”). Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s). The closed-end funds in which the Funds will invest may be leveraged. As a result, the Funds may be exposed indirectly to leverage through investment in a closed-end fund. An investment in securities of a closed-end fund that uses leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

31

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2018

(d) Municipal Bonds Risk

The underlying closed-end funds, in which the Tax Advantaged Fund invests in, primarily invest in municipal bonds. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal bonds. If the Internal Revenue Service (the “IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could significantly decline in value.

(e) Futures Contracts

The Funds may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Funds intend primarily to invest in short positions on U.S. Treasury Futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day a futures contract is held, the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Funds may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Funds being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Funds.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Funds may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

32

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2018

(f) Short Sales

The Funds and the CEFs held by the Funds may sell securities short. Short sales are transactions under which the Funds sell a security they do not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(g) Distributions to Shareholders

The Funds will make dividend distributions of net investment income, if any, monthly and net capital gains distributions, if any, at least annually, typically in December. Each Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the annual rate of 1.10% of the Funds’ average daily net assets. The Advisor engages Robinson Capital Management, LLC (the “Sub-Advisor”) to manage the Funds and pays the Sub-Advisor from its advisory fees. Effective March 1, 2018, the Advisor has voluntarily agreed to reduce the annual advisory fee it receives from the Tax Advantaged Income Fund from 1.10% of the Fund’s average daily net assets to 1.00% through April 30, 2020. The Advisor may terminate this voluntary reduction at any time. The Advisor will not seek recoupment of any advisory fees it waives pursuant to this voluntary reduction.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.60%, 2.35% and 1.35% of the Funds’ average daily net assets for Class A, Class C, and Institutional Class, respectively. This agreement is in effect until April 30, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In addition, the Advisor has voluntarily agreed to waive its fees and/or pay for operating expenses of the Tax Advantaged Income Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25%, and 1.25% of the average daily net assets of the Class A, Class C, and Institutional Class shares, respectively, from March 15, 2018 through April 30, 2020. The Advisor may terminate this voluntary reduction at any time. The Advisor will not seek recoupment of this voluntary reduction.

33

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2018

For the year ended December 31, 2018, the Advisor waived a portion of its advisory fees totaling $50,670, and $190,343 for the Tax Advantaged Income Fund and Opportunistic Income Fund, respectively. Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than December 31, of the years stated below:

	Tax Advantaged Income Fund		Opportunistic Income Fund
2019	146,238		189,735
2020	171,748		202,646
2021	50,670	*	190,343
Total	$368,656		$582,724

*	The Advisor has agreed to voluntarily waive a portion of its advisory fee after expenses reimbursed. The voluntary advisory fee waived is reported on the Statement of Operations.

UMB Fund Services, Inc. (“UMBFS”), serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended December 31, 2018 are reported on the Statement of Operations as Fund services fees.

Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended December 31, 2018, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

34

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2018

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended December 31, 2018 are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At December 31, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Tax Advantaged Income Fund	Opportunistic Income Fund
Cost of investments	$263,380,377	$25,678,758
Gross unrealized appreciation	$715,497	$35,850
Gross unrealized depreciation	(15,351,107)	(2,520,683)
Net unrealized depreciation on investments	$(14,635,610)	$(2,484,833)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Tax Advantaged Income Fund	Opportunistic Income Fund
Undistributed ordinary income	$-	$-
Undistributed long-term gains	-	-
Tax accumulated earnings	-	-

Accumulated capital and other losses	(17,539,756)	(2,501,863)
Unrealized appreciation/(depreciation) on investments	(14,635,610)	(2,484,833)
Total accumulated earnings/(deficit)	$(32,175,366)	$(4,986,696)

As of December 31, 2018 the Tax Advantaged Income Fund and Opportunistic Income Fund had $9,505,477 and $2,501,863, respectively, of post-October capital losses which are deferred until January 1, 2019 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

35

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2018

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2018, permanent differences in book and tax accounting have been reclassified to Capital and Total accumulated deficit as follows:

	Increase (Decrease)
	Paid-In Capital	Total Accumulated Deficit

Tax Advantaged Income Fund	$(2,174)	$2,174
Opportunistic Income Fund	49,280	(49,280)

The tax character of distribution paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	Tax Advantaged Income Fund		Opportunistic Income Fund
Distribution paid from:	2018	2017	2018	2017
Tax exempt income	$10,240,523	$5,771,081	$-	$-
Ordinary income	113,713	496,560	3,449,586	4,151,765
Net long-term capital gains	-	1,141,239	846,355	-
Return of capital	266,323	-	-	-
Total distributions paid	$10,620,559	$7,408,880	$4,295,941	$4,151,765

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The Tax Advantaged Income Fund designates $10,240,523 as tax-exempt dividends for the calendar year ended December 31, 2018.

As of December 31, 2018, The Funds had net capital loss carryovers as follows:

Not subject to expiration:	Tax Advantaged Income Fund	Opportunistic Income Fund
Short Term	$5,156,923	$-
Long Term	2,877,356	-
Total	$8,034,279	$-

36

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2018

Note 5 – Investment Transactions

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Tax Advantaged Income Fund	$435,389,339	$299,153,641
Opportunistic Income Fund	45,155,400	82,294,172

For the year ended December 31, 2018, proceeds from securities sold short and cover short securities were as follows:

	Purchases	Sales
Tax Advantaged Income Fund	$-	$-
Opportunistic Income Fund	1,209,391	1,810,811

Note 6 – Distribution Plan

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Funds to pay distribution fees for the sale and distribution of their Class A and Class C shares. For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. The Advisor pays HRC out of its own resources and without additional cost to the Funds or their shareholders. In addition, pursuant to a wholesaling agreement with the Fund’s Distributor, HRC was eligible to receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares. During the year ending December 31, 2018, HRC did not receive any sales charges or distribution fees with respect to the Funds pursuant to the wholesaling agreement.

For the year ended December 31, 2018, distribution fees incurred are disclosed on the Statements of Operations.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2018, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

37

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2018

Note 9 – Fair Value Measurements and Disclosure

FASB Accounting Standard Codification, “Fair Value Measurement and Disclosures”, Topic 820 (ASC 820) Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2018, in valuing the Funds’ assets carried at fair value:

Tax Advantaged Income Fund	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Closed-End Funds	$248,744,767	$-	$-	$248,744,767
Total Assets	$248,744,767	$-	$-	$248,744,767

Liabilities
Other Financial Instruments*
Futures Contracts	$(2,545,990)	$-	$-	$(2,545,990)
Total Liabilities	$(2,545,990)	$-	$-	$(2,545,990)

38

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2018

Opportunistic Income Fund	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Closed-End Funds	$23,193,925	$-	$-	$23,193,925
Total Investments	$23,193,925	$-	$-	$23,193,925
Other Financial Instruments*
Futures Contracts	$415,000	$-	$-	$415,000
Total Assets	$23,608,925	$-	$-	$23,608,925

Liabilities
Other Financial Instruments*
Futures Contracts	$(154,766)	$-	$-	$(154,766)
Total Liabilities	$(154,766)	$-	$-	$(154,766)

*	Other financial instruments are derivative instruments such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
**	The Funds did not hold any Level 2 or Level 3 securities at period end.

Note 10 – Derivatives and Hedging Disclosures

FASB Accounting Standard Codification, “Derivative and Hedging”, Topic 815 (ASC 815) requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on each Fund’s financial position, performance and cash flows. The Funds invested in futures contracts during the year ended December 31, 2018.

The effects of these derivative instruments on each Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of December 31, 2018 by risk category are as follows:

39

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2018

		Derivatives not	Asset Derivatives	Liability Derivatives
	Statement of Asset and Liabilities Location	designated as hedging instruments	Value	Value
Tax Advantaged Income Fund	Unrealized appreciation/ depreciation on open futures contracts	Interest rate contracts	$-	$(2,545,990)
Opportunistic Income Fund	Unrealized appreciation/ depreciation on open futures contracts	Equity contracts	415,000	-
	Unrealized appreciation/ depreciation on open futures contracts	Interest rate contracts	-	(154,766)

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments
	Equity Contracts	Interest Rate Contracts	Commodity Contracts	Total
Tax Advantaged Income Fund
Futures contracts	$-	2,039,466	$-	$2,039,466
Opportunistic Income Fund
Futures contracts	189,183	438,040	(150,521)	476,702

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments
	Equity Contracts	Interest Rate Contracts	Commodity Contracts	Total
Tax Advantaged Income Fund
Futures contracts	$-	$(2,898,295)	$-	$(2,898,295)
Opportunistic Income Fund
Futures contracts	335,700	(217,813)	130,325	248,212

40

Robinson Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2018

The number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of December 31, 2018 are as follows:

	Derivatives not designated as hedging instruments	Notional Value
Tax Advantaged Income Fund
Futures contracts	Interest rate contracts	$(190,088,201)
Opportunistic Income Fund
Futures contracts	Equity contracts	$(17,703,441)
Futures contracts	Interest rate contracts	$(17,422,798)
Futures contracts	Commodity contracts	$112,885

Note 11 – New Accounting Pronouncement

In August 2018, the SEC adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Fund has adopted ASU 2018-13 with these financial statements.

Note 12 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated each Fund’s related events and transactions that occurred through the date of issuance of each Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in each Fund’s financial statements.

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Robinson Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Robinson Tax Advantaged Income Fund and the Robinson Opportunistic Income Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2018, and with respect to Robinson Tax Advantaged Income Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended and the period September 30, 2014 (Commencement of Operations) through December 31, 2014, and with respect to Robinson Opportunistic Income Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the one day in the period ended December 31, 2015 (commencement of operations), and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Robinson Tax Advantaged Income Fund and the Robinson Opportunistic Fund as of December 31, 2018, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

42

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Robinson Funds

Page Two

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2019

43

Robinson Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the fiscal year ended December 31, 2018, the Opportunistic Income Fund designates $846,355 as a 20% rate gain distribution for purposes of the dividends paid deduction.

For the fiscal year ended December 31, 2018, 10.32% of the dividends paid from net investment income, including short-term capital gains (if any), for the Opportunistic Income Fund, is designated as qualified dividend income.

For the fiscal year ended December 31, 2018, 4.2% of the dividends paid from net investment income, including short-term capital gains (if any), for the Opportunistic Income Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	4	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.

44

Robinson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	4	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill ᵃ (born 1963) President	Since June 2014	President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A

45

Robinson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds’ Investment advisor also serves as investment advisor to the West Loop Realty Fund and the Braddock Multi-Strategy Income Fund which are offered in a separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

46

Robinson Funds

EXPENSE EXAMPLES

For the Six Months Ended December 31, 2018 (Unaudited)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the rows titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax Advantaged Income Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/18	12/31/18	7/1/18 – 12/31/18
Class A	Actual Performance	$ 1,000.00	$ 956.90	$ 7.41
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.64	7.64
Class C	Actual Performance	1,000.00	952.20	11.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.87	11.41
Institutional Class	Actual Performance	1,000.00	958.10	6.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.37

*	Expenses are equal to the Fund’s annualized expense ratios of 1.50%, 2.25% and 1.25% for Class A, Class C and Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six months period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
47

Robinson Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended December 31, 2018 (Unaudited)

Opportunistic Income Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/18	12/31/18	7/1/18 – 12/31/18
Class A	Actual Performance	$ 1,000.00	$ 944.90	$ 7.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.12	8.15
Class C	Actual Performance	1,000.00	942.10	11.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.35	11.94
Institutional Class	Actual Performance	1,000.00	947.00	6.63
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.39	6.87

*	Expenses are equal to the Fund’s annualized expense ratios of 1.60%, 2.35% and 1.35% for Class A, Class C and Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six months period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
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Robinson Funds

Each a series of Investment Managers Series Trust

Investment Advisor

Liberty Street Advisors, Inc.

100 Wall Street, 20th Floor

New York, New York 1000

Investment Sub-Advisor

Robinson Capital Management, LLC

63 Kercheval Avenue, Suite 111

Grosse Pointe Farms, Michigan 48236

Independent Registered Public Accounting Firm

Tait, Weller, & Baker LLP

Two Liberty Place

50 South 16th Street Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co- Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Robinson Tax Advantaged Income Fund – Class A	ROBAX	46141Q 105
Robinson Tax Advantaged Income Fund – Class C	ROBCX	46141Q 204
Robinson Tax Advantaged Income Fund – Institutional Class	ROBNX	46141Q 303
Robinson Opportunistic Income Fund – Class A	RBNAX	46141Q 576
Robinson Opportunistic Income Fund – Class C	RBNCX	46141Q 568
Robinson Opportunistic Income Fund – Institutional Class	RBNNX	46141Q 550

Privacy Principles of the Robinson Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Robinson Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 207-7108, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (800) 207-7108. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 207-7108.

Robinson Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (800) 207-7108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (800) 207-7108.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$33,900	$33,400
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/11/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/11/19

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	3/11/19